UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 26, 2002
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)



            Israel                  000-29871                   N/A
     ------------------           ------------                  ---
(State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)          File Number)            Identification No.)


               24 Raoul Wallenberg Street, Tel Aviv 69719, Israel
               --------------------------------------------------
              (Address of principal executive offices and zip code)


                               011-972-3-645-5220
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         ITEM 4. Changes in Registrant's Certifying Accountant.

         On April 26, 2002, our Board of Directors decided to no longer engage Luboshitz Kasierer, a Member Firm of Arthur Andersen, as our independent auditors and engaged Kost Forer & Gabbay, a member of Ernst & Young International, to serve as our independent auditors for the fiscal year 2002, in accordance with the recommendation of the Board's Audit Committee. The determination to change independent auditors followed our decision to seek proposals from independent public accountants to audit our financial statements for the fiscal year ending December 31, 2002. The appointment of Kost Forer & Gabbay is subject to shareholder ratification at the 2002 Annual Meeting of Shareholders to be held in June.

         Luboshitz Kasierer's audit reports on our consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During our two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Luboshitz Kasierer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Luboshitz Kasierer's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on our consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K.

         We provided Luboshitz Kasierer with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Luboshitz Kasierer's letter, dated April 29, 2002, stating its agreement with such statements.

         In the years ended December 31, 2001 and 2000 and through the date hereof, we did not consult Kost Forer & Gabbay with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a) (2) (i) and (ii) of Regulation S-K.

         ITEM 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit Number                          Description
         --------------                          -----------

             16.1 Letter from Luboshitz Kasierer regarding change in certifying accountant.




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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 29, 2002                        RADVISION LTD.
                                            (Registrant)



                                            By: /s/David Seligman
                                                -------------------
                                                David Seligman
                                                Chief Financial Officer








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